Exhibit 99.1

N E W S R E L E A SE

For Immediate Release	One American Row
PO Box 5056
Hartford CT 06102-5056
www.phoenixwm.com

Contacts:

Media Relations	Investor Relations
Alice S. Ericson, 860-403-5946	Naomi Baline Kleinman, 860-403-7100
alice.ericson@phoenixwm.com	pnx.ir@phoenixwm.com

The Phoenix Companies, Inc. (NYSE:PNX) Announces Success of Consent Solicitation
Relating to 7.45% Quarterly Interest Bonds due 2032 (CUSIP 71902E 20 8) (NYSE:PFX)

Hartford, Conn., May 22, 2013 – The Phoenix Companies, Inc. (NYSE:PNX) today announced the consent of bondholders holding the majority in principal amount of its 7.45% Quarterly Interest Bonds due 2032 (CUSIP 71902E 20 8) (NYSE:PFX) to amend the indenture governing the bonds and provide a related waiver. The consents received represent approximately 60% of the outstanding principal amount.

The approval of the amendments and waiver allows Phoenix to extend the date for providing the bond trustee with its third quarter 2012 Form 10-Q, 2012 Form 10-K, and its quarterly reports on Form 10-Q for the first, second and third quarters of 2013 to December 31, 2013.

Today, Phoenix said that the previously announced restatement continues to move forward.  The company now intends to provide an update on the progress of the restatement on or before June 30, 2013 and, when available, the estimated financial impact of the restatement.

As previously reported, Phoenix is restating GAAP financial statements for the years ended December 31, 2011, 2010 and 2009, the interim periods for 2011, and the first and second quarters of 2012 and, as a result, has or will delay filing its third quarter 2012 Form 10-Q, 2012 Form 10-K and first quarter 2013 Form 10-Q with the Securities and Exchange Commission (SEC) and the bond trustee.  Phoenix also believes it may not be able to timely file its Forms 10-Q for the second and third quarters of 2013.

After Phoenix announced the restatement on November 8, 2012, the company provided updates on the process on March 15, 2013 and April 24, 2013. On May 15, 2013, the company provided highlights of unaudited statutory results for Phoenix Life Insurance Company and estimated operating metrics for The Phoenix Companies, Inc. for the first quarter of 2013.

ABOUT PHOENIX

Headquartered in Hartford, Connecticut, The Phoenix Companies, Inc. (NYSE:PNX) is a boutique life insurance and annuity company serving customers’ retirement and protection needs through select independent distributors. For more information, visit www.phoenixwm.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to provide updated information about the restatement in the anticipated timeframe, complete the restatement and resume a timely filing schedule with respect to our SEC filings reflecting the restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our consolidated financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the periodic reports that we will have to file with the SEC to reflect the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations”. You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this news release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this news release, such statements or disclosures will be deemed to modify or supersede such statements in this news release.

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